Exhibit 10.22

SECOND AMENDMENT TO THE

CORE SCIENTIFIC, INC. (f/k/a MINECO HOLDINGS, INC.) 2018 OMNIBUS

INCENTIVE PLAN

Dated as of September 20, 2018

WHEREAS, the Board of Directors (the “Board”) of Core Scientific, Inc, (the “Company”), previously adopted the Core Scientific, Inc. (f/k/a MineCo Holdings, Inc.) 2018 Omnibus Incentive Plan (the “Plan”) effective as of May 18, 2018, as amended on August 20, 2018;

WHEREAS, the Board (as defined in the Plan) has determined that it is in the best interests of the Company to amend the Plan;

WHEREAS, pursuant to Article XII of the Plan, the Board has the authority to amend the Plan; and

WHEREAS, the Board authorized, approved and adopted, this Amendment to the Plan, effective September 20, 2018.

NOW THEREFORE, BE IT RESOLVED, effective as of September 20, 2018, the Plan is amended as follows:

1. In Section 4.1(a) of the Plan, the number “27,500,000” shall be replaced with the number “40,500,000.”

The remainder of the Plan shall remain in full force and effect.

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